UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 5, 2014

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2014, SolarCity Corporation, a Delaware corporation (“SolarCity”), entered into an Amendment (the “Amendment”) to that certain Agreement and Plan of Merger (as amended, the “Agreement”) with Sunflower Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of SolarCity, Sunflower Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of SolarCity, Silevo, Inc., a Delaware corporation (“Silevo” or “Target”), Richard Lim, as securityholder representative, and, with respect to Articles XIII, IX and X only, U.S. Bank National Association, as Escrow Agent, pursuant to which SolarCity is to acquire Silevo through a series of statutory mergers in exchange for shares of SolarCity’s common stock with an aggregate value of $200 million as of the closing of the transaction, subject to adjustments as set forth in the Agreement (the “Closing Consideration”), and shares of SolarCity’s common stock with an aggregate value of up to an additional $150 million upon the achievement of certain milestones as set forth within the Agreement (the “Earnout Consideration” and together with the Closing Consideration, the “Total Consideration”). The amounts payable to the securityholders of Silevo upon closing and upon completion of each earnout have not been changed. The number of shares of SolarCity’s common stock issuable as Closing Consideration or any Earnout Consideration will be based upon the 20-day volume-weighted sales price of SolarCity’s common stock on The NASDAQ Global Select Market as of the third day prior to issuance.

In furtherance of the intentions of SolarCity and Silevo to expand Silevo’s proposed manufacturing operations to produce at least 1 gigawatt of Qualified Panels (as defined in the Agreement) annually, as set forth in Section 2.16(e)(vii) of the Agreement, the Amendment makes changes to the milestones, scope and timelines associated with the First Earnout, Second Earnout and Third Earnout (as defined in the Agreement). The Amendment also allows SolarCity to pay portions of the acquisition consideration in cash, rather than stock, to holders of Silevo options who reside outside of the United States, and makes revisions necessary to clarify the allocation of contributions to the escrow fund.

The Earnout Consideration, as revised by the Amendment, may become payable, if at all, following the achievement by the Silevo business unit (following the closing) of three specified production milestones. Each production milestone provides for the potential payment of up to $50 million of Earnout Consideration, subject to adjustment as set forth in the Agreement, upon the achievement of production goals. The First Earnout will be payable if, prior to December 31, 2015, Silevo completes a new research and development production facility located in the United States of America capable of volume production with target efficiency requirements. The Second Earnout will be payable if, prior to December 31, 2017, Silevo achieves both (i) volume production with target efficiency requirements from the new research and development production facility located in the United States, and (ii) completion and full equipment commissioning of the 1 gigawatt manufacturing facility. The Third Earnout will be payable if, prior to December 31, 2017, Silevo achieves volume production with target cost and efficiency requirements from the 1 gigawatt manufacturing facility. Pursuant to the Agreement and subject to specified exclusions in the Agreement, SolarCity has agreed to fund Silevo’s expanded operations in accordance with the revised operating and expansion plans, however, the amount of the Earnout Consideration related to the First Earnout, Second Earnout and Third Earnout are now fixed.

SolarCity has submitted an application to the California Commissioner of Business Oversight for a permit pursuant to Sections 25121 and 25142 of the California Corporate Securities Law of 1968 (the “California Securities Law”) so that, if approved, the issuance of SolarCity common stock as the Total Consideration would be exempt from registration under federal securities laws by virtue of the exemption provided by Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”). A hearing is scheduled to be held before the California Commissioner of Business Oversight on September 22, 2014, and notice of the hearing has been provided in accordance with the California Securities Law. The parties currently anticipate that the closing will occur shortly thereafter, subject to the completion of applicable closing conditions.

The foregoing description of the Agreement, including the Amendment, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment (which will be filed as an exhibit to SolarCity’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2014), the Agreement, and the disclosures made in SolarCity’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2014.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which statements include those regarding the expected closing date of the Merger, SolarCity’s continued operations of Silevo, expansions of Silevo’s domestic manufacturing and research and development operations, and the permit application submitted to the California Commissioner of Business Oversight pursuant to Sections 25121 and 25142 of the California Securities Law so that, if approved, the issuance of SolarCity common stock in connection with the Merger would be exempt from registration under federal securities laws by virtue of the exemption provided by Section 3(a)(10) of the Securities Act. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements and include, without limitation, statements regarding our expectations, beliefs or intentions regarding the future. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “intend,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These statements are based on the current expectations or beliefs of management of SolarCity and are subject to uncertainty and changes in circumstances that, if they were to never materialize or prove incorrect, could cause actual results to differ materially from those projected, expressed or implied in the forward-looking statements. Factors that could cause SolarCity’s actual results or outcomes to be materially different from those anticipated in this Current Report on Form 8-K include among others, the inability to obtain necessary regulatory approvals for the Merger or to obtain them on acceptable terms; the failure of SolarCity to secure the issuance of a permit pursuant to Sections 25121 and 25142 of the California Securities Law in connection with the issuance of its common stock; the risk that the Agreement is terminated; and the inability of SolarCity or Silevo to satisfy the conditions to the closing of the Merger. All forward-looking statements included in this Current Report on Form 8-K are based on information available to SolarCity on the date thereof, and SolarCity assumes no obligation to update any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Brad W. Buss
Brad W. Buss
Date: September 11, 2014		Chief Financial Officer